UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2018

Rhinebeck Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-227266	83-2117268
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York	12601
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 454-8555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On November 9, 2018, Rhinebeck Bancorp, Inc. (the “Company”), Rhinebeck Bancorp, MHC (the “MHC) and Rhinebeck Bank (the “Bank”) entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”). Sandler O’Neill will assist the Company in selling shares of the Company’s common stock on a best efforts basis in the Company’s minority stock offering.

For its services as selling agent in the Company’s subscription and community offering, Sandler O’Neill will receive a fee of 1.0% of the aggregate purchase price of all shares of common stock sold in the Company’s subscription and community offerings, except that no fee will be payable to Sandler O’Neill with respect to shares purchased by directors, trustees, officers and employees of the Company, the MHC and the Bank, their personal trusts or their immediate family members, shares purchased by Company or Bank employee benefit plans, and shares issued to the charitable foundation to be formed in connection with the offering. In addition, Sandler O’Neill will receive a fee of $25,000 for records agent services, as well as reimbursement for out-of-pocket expenses and legal expenses in an amount not to exceed $150,000.

If the Company conducts a syndicated community offering or firm commitment offering, the Company will pay Sandler O’Neill a fee of 5.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering or firm commitment offering.

The Company’s common stock is being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-227266), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated November 9, 2018.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement dated November 9, 2018, by and among the Company, the MHC, the Bank and Sandler O’Neill.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RHINEBECK BANCORP, INC.

DATE: November 14, 2018	By:	/s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer